UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2020

Green Hygienics Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54338	26-2801338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13795 Blaisdell Place, Suite 202, Poway, CA	92064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 802-0299

 ____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging grows company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry Into A Material Definitive Agreement.

Equity Financing Agreement dated as of September 13, 2020

Registration Rights Agreement dated as of September 13, 2020

Green Hygienics Holdings, Inc. (“we” or the “Company”) entered into an Equity Financing Agreement (the “Financing Agreement”) dated as of September 13, 2020 with GHS Investments, LLC (“GHS”) for an equity line. Although we are not required to sell shares under the Financing Agreement, the Financing Agreement gives us the option to sell to GHS up to $25,000,000 worth of our common stock, in increments, over the period ending on the earlier of (i) the date GHS has purchased an aggregate of $25,000,000 of our common stock pursuant to the Financing Agreement, or (ii) the date that the registration statement for the registration of the secondary offering and resale of the shares to be acquired by GHS pursuant to the Financing Agreement is no longer in effect (the “Open Period”). Concurrently with the execution of the Financing Agreement, the Company shall issue to GHS 150,857 restricted shares of its Common stock (“Commitment Shares”) to offset transaction costs. The Commitment Shares are deemed earned upon the execution of the Financing Agreement.

We will sell shares of our common stock to GHS at a price equal to 100% of the lowest closing price of our common stock during the ten (10) consecutive trading day period ending on the date on which we deliver a put notice to GHS (the “Market Price”), and we will be obligated to simultaneously deliver the number of shares equal to120% of the put notice amount based on the Market Price. For example, if we delivered a put notice to GHS for $250,000, and the Market Price were $2.00/share, we would be obligated to issue GHS $300,000 of our common stock based 100% of the Market Price, or approximately 150,000 shares. The share premium GHS will receive with each put sale means that GHS will effectively be purchasing our shares at an approximately 17% discount to the Market Price.

In addition, the Financing Agreement (i) imposes an ownership limitation on GHS of 4.99% (i.e., GHS has no obligation to purchase shares if it beneficially owns more than 4.99% of our common stock), (ii) requires a minimum of ten (10) trading days between put notices, and (iii) prohibits any single Put Amount from exceeding $500,000.

In order for the Company to be eligible to deliver put notices to GHS, the following conditions must be met: (i) a registration statement shall be declared effective and remain effective; (ii) at all times during the period beginning on the related put notice date and ending on and including the related closing date of the put, the Company’s common stock shall have been listed or quoted for trading on OTC Markets or its equivalent and shall not have been suspended from trading thereon for a period of two (2) consecutive trading days during the open period; (iii) the Company has not defaulted or be in breach of the Financing Agreement; (iv) no injunction shall be issued or remain in force in connection with the purchase of the Company’s shares; and (v) the issuance of the shares will not violate any shareholder approval requirements of OTC Markets. If any of the events described above occurs during a pricing period, then GHS shall have not obligation to purchase the shares delivered in the Put Notice.

GHS is not permitted to engage in short sales involving our common stock, or to engage in other activities that could manipulate the market for our common stock, during the period commencing September 13, 2020, and continuing through the termination of the Financing Agreement. In accordance with Regulation SHO, however, sales of our common stock by GHS after delivery of a put notice of such number of shares reasonably expected to be purchased by GHS under a put will not be deemed short sales.

Neither the Financing Agreement nor any of our rights or GHS’s rights thereunder may be assigned to any other person.

Concurrently therewith, we entered into a registration rights agreement with GHS, pursuant to which we agreed to file a registration statement with the SEC for the registration of the secondary offering and resale of the shares to be acquired by GHS pursuant to the Financing Agreement and the 150,857 Commitment Shares and to have the registration statement declared effective by the SEC at the earliest possible date. Further, we are required to use commercially reasonable efforts to have this registration statement be declared effective no more than 30 days following the date this registration statement is originally filed.

The foregoing descriptions of the Financing Agreement and the Registration Rights Agreement are summaries, and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

2

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference. The Company intends to rely on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended and/or Rule 506 of Regulation D promulgated thereunder for the issuance of shares to be purchased by GHS pursuant to the Financing Agreement and the issuance of the Commitment Shares.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
10.1	Equity Financing Agreement

10.2	Registration Rights Agreement

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN HYGIENICS HOLDINGS INC. (Registrant)

Date: September 15, 2020	By:	/s/ Ron Loudoun
Ron Loudoun
President and Chief Executive Officer

4